UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2017

T. Rowe Price Group, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-32191	52-2264646
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 East Pratt Street, Baltimore, Maryland 21202

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (410) 345-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On December 5, 2017, the Executive Compensation and Management Development Committee (the “Committee”) of the board of directors of T. Rowe Price Group, Inc. (the “Company”) approved changes to the forms of the Statement of Additional Terms Regarding Awards of Restricted Stock Units, and the Statement of Additional Terms Regarding Awards of Stock Options, which are applicable, respectively, to restricted stock unit and stock option awards made on or after December 6, 2017, under the T. Rowe Price Group, Inc. 2012 Long-Term Incentive Plan. In both cases the change extended the post-termination vesting provision applicable to former associates who (i) satisfy established prerequisites and (ii) comply with post-termination restrictive covenants, In addition, the Committee approved other minor changes to the Notice of Grant of Restricted Stock Units (“Notice”) that is used to make grants of performance-based restricted stock units.

On December 5, 2017, the Committee approved the annual equity award to certain named executive officers, consisting of performance-based restricted stock units in the following amounts: Christopher D. Alderson 19,649, Edward C. Bernard 15,719, and William J. Stromberg 34,876. The Committee also approved an annual award of restricted stock units of 19,649 to Eric L. Veiel. The number of performance-based units granted is a target award. An award recipient may earn anywhere from 50% to 100% of the restricted stock units granted based on a sliding scale tied to how the Company’s operating margin for the performance period January 1, 2018 through December 31, 2018 compares to the average operating margin of a pre-selected group of peer companies for a comparable performance period. If the Company’s operating margin is at least 100% of the average operating margin for the peer companies then the award recipient will earn 100% of the restricted stock units granted. The number of restricted stock units that can be earned is then scaled ratably, in decrements of 10%, so that where the Company’s operating margin is at least 50% but less than 60% of the average operating margin for the peer companies the award recipient will earn 50% of the restricted stock units granted. If the Company’s operating margin compared to the average operating margin of the peer companies is less than 50%, the award recipient does not earn any of the restricted stock units granted. Once the performance period ends, the restricted stock units earned will vest ratably, in annual installments of 20% over five years, with the first tranche vesting shortly after the close of the performance period.

A copy of the (i) Form of Statement of Additional Terms Regarding Awards of Restricted Stock Units (Version 3A) is filed herewith as Exhibit 10.1, and (ii) Form of Statement of Additional Terms Regarding Awards of Restricted Stock Units (Version 3B) is filed herewith as Exhibit 10.2, (iii) Form of Statement of Additional Terms Regarding Awards of Stock Options (Version 3A) is filed herewith as Exhibit 10.3, (iv) Form of Statement of Additional Terms Regarding Awards of Stock Options (Version 3B) is filed herewith as Exhibit 10.4, and (v) Form of Notice of Grant of Restricted Stock Units Award is filed herewith as Exhibit 10.5 and each is incorporated herein by reference.

Item 9.01           Financial Statements and Exhibits.

(d)	Exhibits.

10.1 Form of Statement of Additional Terms Regarding Awards of Restricted Stock Units (Version 3A) under the T. Rowe Price Group, Inc. 2012 Long-Term Incentive Plan

10.2 Form of Statement of Additional Terms Regarding Awards of Restricted Stock Units (Version 3B) under the T. Rowe Price Group, Inc. 2012 Long-Term Incentive Plan

 10.3 Form of Statement of Additional Terms Regarding Awards of Stock Options (Version 3A) under the T. Rowe Price Group, Inc. 2012 Long-Term Incentive Plan

10.4 Form of Statement of Additional Terms Regarding Awards of Stock Options (Version 3B) under the T. Rowe Price Group, Inc. 2012 Long-Term Incentive Plan

10.5     Form of Notice of Grant of Restricted Stock Units Award under the T. Rowe Price Group, Inc. 2012 Long-Term Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T. Rowe Price Group, Inc.
By: /s/ Kenneth V. Moreland
Kenneth V. Moreland
Vice President, Chief Financial Officer and Treasurer
Date: December 11, 2017